Exhibit 10.1
Amendment Number 2
To the
Dover Corporation
2012 Equity and Cash Incentive Plan
(Effective as of May 3, 2012)

The following amendment is effective with respect to awards made on or after August 6, 2014 under the Dover Corporation 2012 Equity and Cash Incentive Plan (Effective as of May 3, 2012) (the “Plan”):
1.    Section 2 of the Plan entitled "Definitions" is amended by deleting the following definitions from Section 2 in their entirety and replacing them with the following:
“Early Retirement I” shall mean the termination of a Participant’s employment with the Corporation and its Affiliates if, at the time of such termination of employment, (i) the Participant has at least ten (10) years of service with the Corporation and its Affiliates (service with an Affiliate shall be credited only for the period an Affiliate is owned by the Corporation), (ii) the sum of the Participant’s years of service plus his or her age on the date of such termination equals at least sixty five (65), (iii) the Participant has attained age fifty five (55), (iv) the Participant satisfies the notice requirements set forth in the Plan, and (v) the Participant complies with the non-competition restrictions in Paragraph 43. In order to be eligible for Early Retirement I or II, a Participant must give six (6) months advance notice of retirement and must continue to be employed by the Corporation (or any Affiliate provided such Affiliate continues to be owned by the Corporation throughout the notice period) and perform his or her duties throughout such notice period. Failure to satisfy the notice requirement will render the Participant ineligible for Early Retirement I and II notwithstanding the satisfaction by the Participant of all other applicable requirements. Dover’s CEO shall have the authority to reduce or waive the notice requirement.
“Early Retirement II” shall mean the termination of a Participant’s employment with the Corporation and its Affiliates if, at the time of such termination of employment, (i) the Participant has at least fifteen (15) years of service with the Corporation and its Affiliates (service with an Affiliate shall be credited only for the period an Affiliate is owned by the Corporation), (ii) the sum of the Participant’s years of service plus his or her age on the date of such termination equals at least seventy (70), (iii) the Participant has attained age sixty (60), (iv) the Participant satisfies the notice requirements set forth in the Plan, and (v) the Participant complies with the non-competition restrictions in Paragraph 43. In order to be eligible for Early Retirement II, a Participant must provide advance notice of such Early Retirement, continue to provide services, and perform his or her duties throughout such notice period as set forth in the definition of Early Retirement I above. Dover’s CEO shall have the authority to reduce or waive the notice requirement.
“Normal Retirement” shall mean (i) the termination of a Participant’s employment with the Corporation and its Affiliates if, at the time of such termination of employment, the Participant has attained age sixty five (65), and (ii) the Participant complies with the non-competition restrictions in Paragraph 43. In the event that the stock or assets of a business unit of the Corporation or an Affiliate that employs a Participant is sold, a Participant who has attained age sixty five (65) and remains employed by such business unit in good standing through the date of such sale, shall be treated as having terminated employment with the Corporation and its Affiliates in a Normal Retirement on the date of such sale, provided that the Participant complies with the non-compete restrictions in Paragraph 43.
2.    Section 18 of the Plan entitled "Termination of Employment" is amended by deleting such section in its entirety and replacing it with the following:
“18.    Termination of Employment.
(a)    Death, Disability, Special Circumstances. In the case of a Participant’s Disability, death, or special circumstances as determined by the Committee, any purely temporal restrictions remaining with respect to Restricted Stock or Restricted Stock Unit Awards as of the date of such Disability, death, or such special circumstances, shall lapse and, if any Performance Targets are applicable, the Restricted Stock or Restricted Stock Unit Awards shall continue to vest as if the Participant’s employment had not terminated until the prescribed time for determining attainment of Performance Targets has passed and the appropriate determination of attainment of Performance Targets has been made.
(b)    Normal Retirement. If the Participant’s employment with the Corporation terminates as a result of Normal Retirement, subject to compliance with the non-competition provisions of Paragraph 43 below applicable to Normal Retirement, the Restricted Stock and Restricted Stock Unit Awards shall continue to vest as if the Participant’s employment had not terminated until the earlier of (i) sixty (60) months from the date of termination, and (ii) such time as the remaining temporal restrictions lapse. If, on the date of such Normal Retirement, the participant holds one or more performance-based Restricted Stock or Restricted Stock Unit Awards, the oldest outstanding performance-based Restricted Stock or Restricted Stock Unit Award shall remain outstanding and the Participant shall be entitled to receive on the regular payment date for such performance-based Restricted Stock or Restricted Stock Unit Award the same number of shares that the Participant would have earned had such Participant been an employee of the Corporation as of such payment date, subject to the satisfaction of the applicable Performance Targets and certification by the Committee of the attainment of such Performance Targets and the amount of the payment to the extent required by Paragraphs 31-32. With respect to any other performance-based Restricted Stock or Restricted Stock Unit Awards outstanding on the date of Normal Retirement, the Committee, or if the Committee delegates to the CEO such authority, the CEO, shall determine in its sole discretion whether the Participant is eligible to receive any shares with respect to such awards and, if so, the amount thereof, in which event such payment shall be made on the regular payment date for such performance-based Restricted Stock or Restricted Stock Unit Award following the date of the Participant’s Normal Retirement. Any such payment to a Participant shall be subject to the satisfaction of the applicable Performance Targets and certification by the Committee of the attainment of such Performance Targets and the amount of the payment. Except as provided in this Paragraph 18(b), if the Participant is the subject of Normal Retirement, all performance-based Restricted Stock and Restricted Stock Unit Awards held by such Participant shall be canceled and all of the Participant’s awards thereunder shall terminate as of the effective date of such Normal Retirement.
(c)      Early Retirement. If the Participant’s employment with the Corporation terminates as a result of Early Retirement, subject to compliance with the non-competition provisions of Paragraph 43 below applicable to Early Retirement, the Restricted Stock and Restricted Stock Unit Awards shall continue to vest as if the Participant’s employment had not terminated until the earlier of (i) twenty-four (24) months from the date of termination in the case of Early Retirement I, thirty-six (36) months from the date of termination in the case of Early Retirement II, and twelve (12) months in the case of Early Retirement III, and (ii) such time as the remaining temporal restrictions lapse. With respect to any outstanding performance-based Restricted Stock or Restricted Stock Unit Awards on the date of Early Retirement I or II, the Committee, or if the Committee delegates to the CEO such authority, the CEO, shall determine in its sole discretion whether the Participant is eligible to receive any shares with respect to such awards and, if so, the amount thereof, in which event such payment shall be made on the regular payment date for such performance-based Restricted Stock or Restricted Stock Unit Award following the date of the Participant’s Early Retirement I or II. Any such payment to a Participant shall be subject to the satisfaction of the applicable Performance Targets and certification by the Committee of the attainment of such Performance Targets and the amount of the payment to the extent required by Paragraphs 31-32. Except as provided in this Paragraph 18(c), if the Participant is the subject of Early Retirement I or II, all performance-based Restricted Stock and Restricted Stock Unit Awards held by such Participant shall be canceled and all of the Participant’s awards thereunder shall terminate as of the effective date of such Early Retirement. If the Participant in the Plan is the subject of Early Retirement III, all performance-based Restricted Stock and Restricted Stock Unit Awards held by such Participant shall be canceled and all of the Participant’s rights thereunder shall terminate as of the effective date of such Early Retirement III. Notwithstanding the above, if a Participant eligible for Early Retirement III would also qualify for Early Retirement I or II excluding the notice requirement, the Participant shall be entitled to the benefits of Early Retirement I or II, as appropriate.
(d)    Other. If a Participant’s employment with the Corporation voluntarily or involuntarily terminates for any other reason during the Restricted Period, the Restricted Stock and Restricted Stock Unit Awards shall be forfeited on the date of such termination of employment."
3.    Section 22 of the Plan entitled "Effect of Normal Retirement" is amended by deleting such section in its entirety and replacing it with the following:
"22.    Effect of Normal Retirement. If a Participant’s employment with the Corporation terminates as a result of Normal Retirement and on the date of such Normal Retirement the Participant holds one or more Cash Performance Awards, the oldest outstanding Cash Performance Award shall remain outstanding and the Participant shall be entitled to receive on the regular payment date for such Cash Performance Award the same payment that the Participant would have earned had such Participant been an employee of the Corporation as of such date, subject to the satisfaction of the applicable Performance Targets and certification by the Committee of the attainment of such Performance Targets and the amount of the payment to the extent required by Paragraphs 31-32. With respect to any other Cash Performance Awards outstanding on the date of Normal Retirement, the Committee, or if the Committee delegates to the CEO such authority, the CEO, shall determine in its sole discretion whether the Participant is eligible to receive any payment with respect to such awards and, if so, the amount thereof, in which event such payment shall be made on the regular payment date for such Cash Performance Awards following the date of the Participant’s Normal Retirement. Any such payment to a Participant shall be subject to the satisfaction of the applicable Performance Targets and certification by the Committee of the attainment of such Performance Targets and the amount of the payment. Except as provided in this Paragraph 22, if the Participant is the subject of Normal Retirement, all Cash Performance

Awards held by such Participant shall be canceled and all of the Participant’s awards thereunder shall terminate as of the effective date of such Normal Retirement."
4.    Section 26 of the Plan entitled "Effect of Normal Retirement" is amended by deleting such section in its entirety and replacing it with the following:
"26.    Effect of Normal Retirement. If a Participant’s employment with the Corporation terminates as a result of Normal Retirement and on the date of such Normal Retirement, the Participant holds one or more Performance Share Awards, the oldest outstanding Performance Share Award shall remain outstanding and the Participant shall be entitled to receive on the regular payment date for such Performance Share Award the same number of shares that the Participant would have earned had such Participant been an employee of the Corporation as of such date, subject to the satisfaction of the applicable Performance Targets and certification by the Committee of the attainment of such Performance Targets and the amount of the payment to the extent required by Paragraphs 31-32. With respect to any other Performance Share Awards outstanding on the date of Normal Retirement, the Committee, or if the Committee delegates to the CEO such authority, the CEO, shall determine in its sole discretion whether the Participant is eligible to receive any shares with respect to such awards and, if so, the amount thereof, in which event such payment shall be made on the regular payment date for such Cash Performance Share Awards following the date of the Participant’s Normal Retirement. Any such payment to a Participant shall be subject to the satisfaction of the applicable Performance Targets and certification by the Committee of the attainment of such Performance Targets and the amount of the payment. Except as provided in this Paragraph 26, if the Participant is the subject of Normal Retirement, all Performance Share Awards held by such Participant shall be canceled and all of the Participant’s awards thereunder shall terminate as of the effective date of such Normal Retirement."
5.    Except as specifically amended by the foregoing, the Plan remains in full force and effect in accordance with the terms thereof prior to such amendment.
6.    The foregoing amendment was duly approved by resolution of the Compensation Committee of the Board of Directors of Dover Corporation at its meeting held on August 6, 2014 and shall be effective with respect to awards made on or after August 6, 2014.